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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 2006


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                                 NETMANAGE, INC.
             (Exact name of registrant as specified in its charter)
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         DELAWARE                        0-22158                  77-0252226
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)



       20883 STEVENS CREEK BOULEVARD, CUPERTINO, CALIFORNIA          95014
             (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (408) 973-7171

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 2.02. Results of Operations and Financial Condition.

Cupertino, Calif., April 24, 2006 - NetManage, Inc. (NASDAQ: NETM), a leading software company that provides solutions for integrating, Web enabling and accessing enterprise information systems, today reported financial results for the first quarter ended March 31, 2006. A copy of the press release is attached hereto as an Exhibit and is incorporated herein in its entirety by reference.


ITEM 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

 (b)  Financial Statements and pro forma financial information


     NONE



(c) Exhibit Description
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    99.1    Press Release of NetManage, Inc. dated April 24, 2006.



    The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The furnishing of the information in this report (including the exhibit hereto) shall not be deemed an admission that such furnishing is required by Regulation FD or that the information in this report contains material information that is not otherwise publicly available.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NETMANAGE, INC.

                                         By:  /s/ Michael R. Peckham
                                              ---------------------------------
                                              Michael R. Peckham
                                              Chief Financial Officer,
                                              Senior Vice President
                                              Finance and Secretary


Date: April 24, 2006

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                                INDEX TO EXHIBITS

Exhibit
Number      Description
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99.1        Press Release of NetManage, Inc. dated April 24, 2006.